UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2026

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 Freedom Drive, Ste. 200

Reston, Virginia 20190

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 15, 2026, NextNav Inc. (the “Company”) issued a press release announcing the redemption of the Notes (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K (this “Current Report”).

Item 8.01. Other Events.

On June 15, 2026, the Company announced that it has elected to redeem all of its outstanding 5.00% Senior Secured Convertible Notes due 2028 (the “Notes”) issued pursuant to the terms of the Indenture, dated as of March 27, 2025 (the “Indenture”), by and among the Company, as issuer, the Notes Guarantors party thereto, and GLAS Trust Company LLC, as trustee and notes collateral agent (the “Trustee”). The Company has fixed June 25, 2026 as the redemption date (the “Redemption Date”) and has provided notice of redemption to each person who is registered as a beneficial owner of Notes in the Note Register (as defined in the Indenture) maintained by the Trustee (collectively, the “Holders”) in accordance with the terms of the Indenture. A copy of each of the Indenture and notice of redemption is filed as Exhibits 10.1 and 99.2, respectively, to this Current Report.

The Notes will be redeemed in cash at a price of 100% of the principal amount of such Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”). Payment of the Redemption Price with respect to the Notes will be made on the Redemption Date to each person who is registered as a Holder on the Redemption Date.

Any Holder may exercise the right to convert their Note into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at the conversion rate of 79.6178 shares of Common Stock per $1,000 principal amount of such Holder’s applicable Note at any time prior to the close of business on the second Trading Day (as defined in the Indenture) immediately preceding the Redemption Date by delivering an irrevocable notice to the Trustee, in accordance with the terms of the Indenture.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1

Indenture, dated March 27, 2025, by and among NextNav Inc., the subsidiaries that are notes guarantors listed therein, and GLAS Trust Company LLC, as trustee and notes collateral agent (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the period ended March 31, 2025 filed by NextNav Inc. on May 9, 2025)

99.1	Press release, dated June 15, 2026
99.2	Notice of redemption, dated June 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2026

NEXTNAV INC.

By:	/s/ James Black
	Name:	James Black
	Title:	General Counsel